                                                                    EXHIBIT 99.4

                               CASH ELECTION FORM

         TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK
                                       OF
                             DOUGHTIE'S FOODS, INC.

     THIS CASH ELECTION FORM SHOULD BE COMPLETED, SIGNED AND SENT TO THE EXCHANGE AGENT NAMED BELOW, TOGETHER WITH YOUR STOCK CERTIFICATES REPRESENTING SHARES OF COMMON STOCK OF DOUGHTIE'S, IN ORDER TO RECEIVE CASH FOR ALL OR A PORTION OF YOUR SHARES. DO NOT USE THIS CASH ELECTION FORM IF YOU WANT TO RECEIVE ONLY SYSCO STOCK. DO NOT MAIL THIS CASH ELECTION FORM TO DOUGHTIE'S OR TO SYSCO CORPORATION . MAIL THIS CASH ELECTION FORM IN THE ACCOMPANYING WHITE ENVELOPE MARKED "RETURN CASH ELECTION DOCUMENTS ONLY".

     The exchange agent is BankBoston, N.A. and the exchange agent's address & mailing instructions are:

   BY MAIL VIA THE ENCLOSED         BY OVERNIGHT COURIER OR                BY HAND:
           ENVELOPE:                     EXPRESS MAIL:               Securities Transfer &
       BankBoston, N.A.                BankBoston, N.A.               Reporting Services
       Corporate Actions               Corporate Actions                     STARS
     c/o Boston Equiserve            c/o Boston Equiserve        100 Williams Street/Galleria
     Post Office Box 9573             40 Campanelli Drive          New York, New York 10038
     Boston, Massachusetts      Braintree, Massachusetts 02184       Attn: Delivery Window
          02205-9573

BOX A

----------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF CERTIFICATES SURRENDERED
                                 (ATTACH ADDITIONAL SHEETS IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES
                                                                                  REPRESENTED BY EACH
    NAME AND ADDRESS OF REGISTERED HOLDER(S)         CERTIFICATE NUMBER               CERTIFICATE
----------------------------------------------------------------------------------------------------------

                                                  ------------------------------------------------------

                                                  ------------------------------------------------------

                                                  ------------------------------------------------------

                                                  ------------------------------------------------------
                                                        TOTAL SHARES:
----------------------------------------------------------------------------------------------------------

[ ] If any certificate(s) that you own has been lost, stolen or destroyed, check this box and see Instruction 9. Please fill out the remainder of this Cash Election Form and indicate here the number of shares represented by lost,
    stolen or destroyed certificate(s):                (number of shares). You
    are responsible for notifying ChaseMellon Shareholder Services, Doughtie's transfer agent, at Post Office Box 3317, South Hackensack, N.J. 07606 or
    (800) 756-3353 to replace your lost, stolen or destroyed certificates and for completing all required steps necessary in order to receive replacement certificates. Checking this box is not sufficient to surrender your shares.

     THIS CASH ELECTION FORM, PROPERLY COMPLETED AND SIGNED IN ACCORDANCE WITH THE ACCOMPANYING INSTRUCTIONS, TOGETHER WITH STOCK CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT NO LATER THAN 5:00 P.M., EASTERN TIME, ON AUGUST 23, 1999.

                FOR ASSISTANCE CALL BANKBOSTON AT (800) 730-4001
                  OR DOUGHTIE'S FOODS, INC. AT (757) 393-6007

Ladies and Gentlemen:

     This Cash Election Form is being delivered in connection with the merger of Doughtie's Foods, Inc. with a wholly-owned subsidiary of SYSCO Corporation pursuant to the Agreement and Plan of Merger dated as of May 5, 1999. The purpose of this Cash Election Form is to allow you to elect to receive cash in exchange for all or a portion of your shares of Doughtie's common stock. If you wish to receive only SYSCO stock in exchange for your Doughtie's common stock, do not complete this Cash Election Form.

     Your election is subject to the terms of the merger agreement and the proxy statement/prospectus, dated July 23, 1999 furnished to shareholders of Doughtie's in connection with the merger, both of which are incorporated herein by reference. Copies of the proxy statement/prospectus are available from Doughtie's upon request. As of the date of mailing of this Cash Election Form, the merger has not been approved by the shareholders of Doughtie's and there can be no assurance of such approval.

     Because the merger is intended to qualify as a tax-free reorganization, no more than 49% of the merger consideration can be paid in cash. Therefore, no assurance can be given that a shareholder's election can be accommodated. Please see Section 2.10(f) of the merger agreement and "Material Provisions of the Merger Agreement Cash Election Form and Procedures" in the proxy statement/prospectus.

     To make an effective election, you must complete this Cash Election Form and return it in the enclosed white envelope which is marked "RETURN CASH ELECTION DOCUMENTS ONLY", together with all your Certificates for Doughtie's stock. If your stock is held by a broker or nominee, please call the broker or nominee for instructions.

                              BOX B: ELECTION FORM

                      PLEASE READ INSTRUCTIONS A THROUGH F
                     CAREFULLY BEFORE COMPLETING THIS FORM

     CHECK THE APPLICABLE BOX BELOW. You may elect to receive:

     (1) cash for all of your shares of Doughtie's stock; or

     (2) cash for some of your shares and SYSCO stock for some of your shares.

     The exact amount of cash payable with respect to each share of Doughtie's stock, and the exact exchange ratio for shares of SYSCO stock to be received in the merger have not been determined on the date this Cash Election Form was mailed to you. For a description of the merger consideration see Sections 2.01,
2.03 and 2.04 of the merger agreement and "Material Provisions Of the Merger Agreement -- Merger Consideration" and " -- Escrow Amounts" in the proxy statement/prospectus.

     [ ] The undersigned elects to receive all cash in exchange for each share of Doughtie's common stock owned.

     [ ]  The undersigned elects to receive cash in exchange for shares of Doughtie's common stock and to receive shares of SYSCO common stock in
exchange for                shares of Doughtie's common stock.

     THE TOTAL NUMBER OF SHARES LISTED IN BOX B SHOULD NOT BE GREATER THAN THE TOTAL SHARES LISTED AT THE BOTTOM OF BOX A ABOVE.

     For information as to certain federal income tax considerations of an election, see "The Merger -- Material Federal Income Tax Consequences" in the proxy statement/prospectus.

                         ------------------------------

     Except as otherwise requested in the "Special Payment Instructions" or the "Special Delivery Instructions" below, the undersigned requests that the check for any cash payment and the stock certificates for any shares of SYSCO stock to which the undersigned is entitled be made payable to the order of and registered in the name of, and be delivered to, the registered holder(s) set forth in Box A above at the address set forth in Box A above.

                      BOX C: SPECIAL PAYMENT INSTRUCTIONS

Fill in ONLY if the check or certificate(s) are to be issued in a name OTHER than the name appearing in Box A on the cover of this Cash Election Form. An Eligible Institution must guaranty the Special Payment Instructions by signing as indicated in Box E (see General Instructions F3 and F4). (If this Box C is completed then, unless otherwise indicated in Box D, any check or certificates issued in exchange for shares of Doughtie's stock will be mailed to the address indicated in this Box C and not to the name and address appearing in Box A.)

                            Register in the name of:

Name
    ----------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                                                      (Zip Code)

--------------------------------------------------------------------------------
Social Security Or Taxpayer Identification
Number Of Person(s) Named Above

                      BOX D: SPECIAL DELIVERY INSTRUCTIONS

Fill in ONLY if the check or certificate(s) are to be sent to an address OTHER than the address appearing in Box A above or, if Box C is filled in, to an address OTHER than the address appearing in Box C. An Eligible Institution must guaranty the Special Delivery Instructions by signing where indicated in Box E (see General Instructions F3 and F4).

                              Mail or deliver to:

Name
    ----------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                                                      (Zip Code)

                               BOX E. SIGNATURES


 ------------------------------------------------------    ------------------------------------------------------
                      SHAREHOLDER                                               SHAREHOLDER

 ------------------------------------------------------    ------------------------------------------------------
                          DATE                                                      DATE

     Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s), or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Cash Election Form. If signature is by an agent, trustee, executor, administrator, guardian, attorney or others acting in a fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, please set forth full title and furnish appropriate supporting evidence. (See General Instructions F2, F4 and F5.)
Name(s)
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
                                     (PLEASE PRINT)
Capacity (Full
Title)
      --------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         (INCLUDE ZIP CODE)
Area Code and Daytime
Telephone Number (   )
                       ---------------------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                      (SEE GENERAL INSTRUCTIONS F3 AND F4)
Authorized
Signature:
          ----------------------------------------------------------------------
Name:
      --------------------------------------------------------------------------
Title:
       -------------------------------------------------------------------------
Name of Firm:
              ------------------------------------------------------------------
Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         (INCLUDE ZIP CODE)

                        EXCHANGE AGENT: BOSTON EQUISERVE

------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                            PART I -- TIN -- Please provide Your   PART II -- Awaiting TIN -- If you
                                       Tin In the Space Provided and Certify  have not been issued a TIN but have
 FORM W-9                              By signing and Dating Below.           applied for one, or intend to apply
                                       ------------------------------------   for one in the near future, please
 DEPARTMENT OF THE TREASURY            Social Security Number or              check the box provided and certify
 INTERNAL REVENUE SERVICE              Employer Identification Number         by signing and dating Part IV and
                                                                              the "Certificate Of Taxpayer
 PAYOR'S REQUEST FOR TAXPAYER                                                 Awaiting Identification Number"
 IDENTIFICATION NUMBER (TIN)                                                  below.
                                                                              [ ]  Awaiting TIN
 -----------------------------------------------------------------------------------------------------------------

 PART III -- Exempt Holders -- If you are exempt from backup withholding (e.g. a corporation), you must still certify your TIN by completing Part I and by signing and dating below. Please indicate your exempt status by writing "EXEMPT" in the space provided to the right.
 -----------------------------------------------------------------------------------------------------------------
 PART IV -- Certification -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me), and
 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if you have since been notified by the IRS that you are no longer subject to backup withholding, do not cross out item (2).

 SIGNATURE                                                                        Date
          ----------------------------------------------------------------------      -----------------------------
------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
    OF 31% OF CASH RECEIVED BY YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ATTACHED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                  SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
            CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9 ABOVE

             CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a TIN.

 SIGNATURE                                                    Date
          ---------------------------------------------------      -------------

               INSTRUCTIONS FOR COMPLETION OF CASH ELECTION FORM

     This Cash Election Form should be properly completed and delivered to the exchange agent, together with all stock certificates of Doughtie's held by you.

     The election you make herein is subject to the terms and conditions set forth herein, in the proxy statement/prospectus and in the merger agreement, which is attached as Appendix A to the proxy statement/prospectus.

     YOU ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF AND THIS CASH ELECTION FORM WITH YOUR FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING UPON AN ELECTION.

A. ELECTIONS

     This Cash Election Form allows you to elect to receive cash in exchange for all or a portion of your shares of Doughtie's stock as provided in Box B. If you wish to receive only SYSCO stock in exchange for your Doughtie's shares, do not use this Cash Election Form or send in your certificates now. The exchange agent will send, after closing of the merger, a separate letter of transmittal to each Doughtie's shareholder who has not made an effective cash election using this Cash Election Form.

B. PRORATION

     The cash election made by Doughtie's shareholders may be subject to limitation in certain circumstances. The merger agreement provides that the amount of cash to be paid in the merger cannot exceed a maximum of 49% of the aggregate merger consideration. These factors will affect whether distributions of the merger consideration will be made strictly in accordance with the cash elections. If Doughtie's shareholders elect to receive, in the aggregate, more cash than is permitted to be paid under the foregoing limitations, each Doughtie's shareholder who made a cash election will receive SYSCO stock, on a pro rata basis, to the extent necessary for the aggregate merger consideration to comply with the cash limitation. See Section 2.01(f) of the merger agreement and "Material Provisions Of The Merger Agreement -- Merger Consideration" in the proxy statement/prospectus.

C. TIME IN WHICH TO MAKE AN ELECTION

     In order for a cash election to be effective, the exchange agent must receive a properly completed and executed Cash Election Form, accompanied by your stock Certificates, no later than 5:00 p.m. eastern time on August 23, 1999 (the "Election Deadline"). Holders whose stock certificates and Cash Election Form are not received by the Election Deadline will receive only SYSCO stock.

D. FAILURE TO MAKE AN EFFECTIVE ELECTION; SPECIAL CONDITIONS

     If you submit this Cash Election Form, but fail to make an effective election, or if your election is deemed by SYSCO or the exchange agent to be defective in any way, or if your Cash Election Form is not accompanied by all your Certificate(s), you will receive only SYSCO stock. The exchange agent will send a separate transmittal letter with instructions to each Doughtie's shareholder which has not made an effective cash election using this Cash Election Form after the special meeting.

  1. Revocation

     You may revoke your cash election or revoke any other instruction in this Cash Election Form only by written notice, signed and dated by you, to the exchange agent. You may indicate in the same notice which other election you wish to make. Such written notice must identify the name of the holder of record of the Doughtie's stock subject to revocation and the serial number shown on the Certificate(s) representing such stock. The written notice must be received by the exchange agent BY 5:00 P.M. ON THE ELECTION DEADLINE. A subsequently dated, properly completed Cash Election Form relating to shares of Doughtie's stock for which a valid Cash Election Form and Certificate(s) have previously been received by the exchange agent will serve as both a revocation of the first Cash Election Form and a new election. If you revoke your election and you fail to properly make a new election prior to the Election Deadline, you will receive only SYSCO stock. If any other instruction in your Cash Election Form is revoked, and no other instruction is indicated in substitution thereof, the Certificate(s) for your shares of Doughtie's stock shall be promptly returned to you.

  2. Shares Held By Nominees, Trustees or Other Representatives

     Holders of record of shares of Doughtie's stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (each a "Representative") may submit one or more Cash Election Forms covering the aggregate number of shares of Doughtie's stock held by such Representative for the beneficial owners for whom the Representative is making an election, provided that such Representative certifies that each such Cash Election Form covers all of the shares of Doughtie's stock held by such Representative for a particular beneficial owner. Any Representative who makes an election may be required to provide the exchange agent with such documents and/or additional certifications, if requested, in order to satisfy the exchange agent that such Representative holds such shares of Doughtie's stock for a particular beneficial owner of such shares.

A. NO FRACTIONAL SHARES

     No fractional shares of SYSCO stock will be issued. In lieu of any such fractional shares, you will receive an amount in cash as described in Section 2.02(e) of the merger agreement.

B. GENERAL INSTRUCTIONS

  1. Execution and Delivery

     This Cash Election Form should be properly completed, dated and signed, and should be delivered, together with your Certificate(s) to the exchange agent at the appropriate address set forth in this Cash Election Form. You may choose any method to deliver this Cash Election Form and accompanying certificates to the exchange agent. However, you assume all risk of non-delivery. If you choose to use the mail, we strongly recommend that you use registered mail, return receipt requested, and that you properly insure all stock certificates. Delivery of this Cash Election Form and accompanying stock certificates will be deemed effective and risk of loss with respect to such Cash Election Form and accompanying certificates will pass only when such Cash Election Form and accompanying certificates are actually received by the exchange agent.

  2. Signatures

     The signature (or signatures, in the case of Certificate(s) owned by two or more joint holders) on this Cash Election Form must correspond exactly to the name(s) as written on the face of the Certificate(s) sent to the exchange agent, unless the shares of Doughtie's stock represented thereby have been transferred by the holder of record. If there has been any such transfer, the signatures on this Cash Election Form should be signed in Box E by the last transferee indicated and the procedures set forth in General Instruction 4(a) below should be followed. If there is insufficient space to list all of your Certificates being submitted to the exchange agent or to respond to any other request for information, please attach a separate sheet.

     If shares of Doughtie's stock are registered in different names on several Certificates, it will be necessary to complete, sign and submit a separate Cash Election Form for each different registration of Certificates. For example, if some Certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate letters of transmittal should be submitted.

  3. Checks or Certificates in Same Name

     If checks in payment of any cash or any new stock certificates representing shares of SYSCO stock are to be payable to the order of or registered in exactly the same name as inscribed on the surrendered

Certificate(s), you will not be required to have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see General Instruction 4(b) below.

  4. Checks or Certificates in Different Names

(IGNORE THIS GENERAL INSTRUCTION 4 IF THE FIRST SENTENCE OF GENERAL INSTRUCTION 3 APPLIES.)

     If checks in payment of any cash or any new stock certificates representing shares of SYSCO stock are to be payable to the order of or registered in a different name from the registered name inscribed on the surrendered Certificate(s), please follow these instructions:

          a. Guarantee. If the check or Certificate(s) are to be issued to someone other than the holder of record, it is necessary to fill out Box C (Special Payment Instructions) AND to fill out Box E (Signatures), including the section of Box E under the heading "Medallion Signature Guarantee." If a Certificate(s) has been transferred by the holder of record and such transferee signs this Cash Election Form in Box E, it is necessary to fill out the Section of Box E under the heading "Medallion Signature Guarantee." The Medallion Signature Guarantee requires the guarantee and signature of a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges' Medallion Program (an "Eligible Institution"), such as a commercial bank or trust company, a broker or dealer that is a member of the National Association of Securities Dealers, Inc. or by a member of a national securities exchange. If this General Instruction 4 applies, please check with your financial institution or brokerage firm immediately to determine whether it is an Eligible Institution or ask your financial institution or brokerage firm to help you locate an Eligible Institution. NOTARIES PUBLIC CANNOT EXECUTE ACCEPTABLE GUARANTEES OF SIGNATURES.

          b. Correction of or Change in Name. For a correction in name which does not involve a change in ownership, the surrendered Certificate(s) should be appropriately endorsed; for example, "James E. Brown, incorrectly inscribed as James S. Brown," with the signature guaranteed by an Eligible Institution in Box E. For a change in name by marriage, etc., the surrendered Certificate(s) should be appropriately endorsed; for example, "Mary Doe, now by marriage Mary Jones," with the signature guaranteed by an Eligible Institution.

  5. Supporting Evidence

     If this Cash Election Form is executed by an agent, trustee, executor, administrator, guardian, attorney or any other person acting in a representative or fiduciary capacity, or by an officer of a corporation on behalf of the corporation, such person should so indicate when signing and must submit with this Cash Election Form, documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary) as well as evidence of the authority of the person making such execution to assign, sell or transfer the shares. Such documentary evidence of authority must be in a form satisfactory to SYSCO or the exchange agent.

  6. Notice of Defects; Resolution of Disputes

     Neither Doughtie's, SYSCO or the exchange agent will be under any obligation to notify you or anyone else that the exchange agent has not received a properly completed Cash Election Form or that any Cash Election Form submitted is defective in any way.

     Any and all disputes with respect to elections made in respect of Doughtie's stock (including but not limited to matters relating to the Election Deadline, time limits, defects or irregularities in the surrender of any Certificate, effectiveness of any election and computations of prorations or allocations) will be resolved by the exchange agent and its decision will be conclusive and binding on all parties concerned. The exchange agent will have the absolute right in its sole discretion to reject any and all Cash Election Forms and surrenders of Certificates which are deemed by it to be not in proper form or to waive any immaterial irregularities in any Cash Election Form or in the surrender of any Certificate. Surrenders of Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

  7. Federal Backup Withholding Tax

     Under United States federal income tax law, to prevent backup withholding with respect to any cash payment that may be made to you with respect to surrendered shares, each exchanging shareholder generally is required to provide the exchange agent with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise to establish a basis for exemption from backup withholding. For an exchanging shareholder who is an individual, the correct TIN is such shareholder's social security number. If you are required to provide the exchange agent with the correct TIN and fail to do so, you may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and cash you receive may be subject to backup withholding for United States federal income tax purposes. Accordingly, exchanging shareholders should complete the Substitute Form W-9.

     Certain shareholders (including, among others, foreign persons and all corporations) are not subject to these backup withholding and reporting requirements. However, exempt shareholders must still complete the Substitute Form W-9. A foreign individual may qualify as exempt by submitting to the exchange agent, a properly completed IRS Form W-8 "Certificate of Foreign Status" (which the exchange agent will provide upon request) signed under penalty of perjury, attesting to such shareholder's exempt status. For guidelines as to which shareholders are exempt, see the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

     If backup withholding applies, the exchange agent is required to withhold 31% of any payment made to an exchanging shareholder or other payee. Backup withholding is not an additional United States income tax. Rather, the United States federal income tax liability of an exchanging shareholder subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of tax, a refund may be obtained from the IRS.

     To Complete the Substitute Form W-9. To prevent backup withholding with respect to cash payments to be made to you pursuant to the merger, you should provide the exchange agent with either: (i) your correct TIN by completing the attached Substitute Form W-9, certifying that the TIN provided on Substitute Form W-9 is correct (or that you are awaiting a TIN) and that (A) you have not been notified by the IRS that you are subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified you that you are no longer subject to backup withholding; or (ii) an adequate basis for exemption.

     An exchanging shareholder who is exempt from United States backup withholding must supply the exchange agent with a completed Substitute Form W-9, and his TIN and certify exempt status on Part IV of the Substitute Form W-9. A foreign individual may qualify as exempt by submitting Form W-8 "Certificate of Foreign Status" (which is signed under penalty of perjury), attesting to such shareholder's exempt status.

     An exchanging shareholder who is subject to backup withholding must cross out item 2 in Part IV of the Substitute Form W-9 and complete and sign the Substitute Form W-9.

     An exchanging shareholder who has not been issued a TIN and has applied for one or intends to apply for one in the near future, should so indicate in Part II of the Substitute Form W-9, and sign and date both the Substitute Form W-9 and the "Certificate of Taxpayer Awaiting Identification Number."

     An exchanging shareholder has 20 days within which to provide the exchange agent with such shareholder's correct TIN and an executed Substitute Form W-9. If an exchanging shareholder fails to do so, the exchange agent may withhold 31% from any cash payments made to such shareholder pursuant to the merger.

     What Taxpayer Identification Number to Provide. An exchanging shareholder is required to provide the exchange agent with the social security number or employer identification number of the record holder of the Certificates delivered hereby. If such Certificates are held in more than one name or are not held in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance as to which number to report.

  8. Special Mailing Instructions

     Any check representing cash including any cash in lieu of fractional shares of SYSCO stock and any certificates representing shares of SYSCO stock will be mailed to the address of the holder indicated in Box A (Certificates Surrendered), unless instructions to the contrary are given in Box C (Special Payment Instructions), or Box D (Special Delivery Instructions).

  9. Lost Stock Certificates

     If your Certificates formerly evidencing shares of Doughtie's stock have been lost, stolen or destroyed, please check the box on the cover page of this Cash Election Form and fill in the blank to show the number of shares represented by lost, stolen or destroyed Certificates and notify ChaseMellon, Doughtie's transfer agent, of this fact promptly at ChaseMellon Shareholder Services, Post Office Box 3317, South Hackensack, N.J. 07606 or by telephoning
(800) 756-3353. You will then be instructed as to the steps necessary in order to replace Certificates for your shares. THIS CASH ELECTION FORM AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE LOST, STOLEN OR DESTROYED CERTIFICATES PROCEDURES HAVE BEEN COMPLETED. THESE PROCEDURES MAY TAKE CONSIDERABLE TIME AND YOU SHOULD ACT PROMPTLY.

  10. Miscellaneous

     Additional copies of the Cash Election Form may be obtained from the exchange agent. You may also use a photocopy of this Cash Election Form.

     For further information or assistance concerning the Cash Election Form, contact the exchange agent at 1-800-730-4001.

DO NOT ENCLOSE YOUR PROXY CARD RELATING TO THE SPECIAL MEETING WITH THIS CASH ELECTION FORM. YOUR PROXY CARD SHOULD BE RETURNED IN THE BLUE POSTAGE-PAID ENVELOPE ENCLOSED WITH THE PROXY STATEMENT/ PROSPECTUS FOR THAT PURPOSE.